UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

The staff of the Division of Corporation Finance of the Securities and Exchange Commission (“SEC”) performed a periodic review of Guardian Technologies International, Inc.’s (the “Company”) Form 10-KSB for the year ended December 31, 2004, Form 10-KSB/A for the year ended December 31, 2004, and Forms 10-Q for the quarters ended March 31, June 30, and September 30, 2005.  In response to comments raised in connection with such review, on February 17, 2006, management of the Company, with the subsequent concurrence of the Audit Committee, determined that, due to certain accounting errors described below, the following consolidated financial statements of the Company may no longer be relied upon: (i) the unaudited consolidated financial statements for the periods ended June 30 and September 30, 2003, included in the Company’s Forms 10-QSB for the periods then ended; (ii) the audited consolidated financial statements for the year ended December 31, 2003, included in the Company’s Form 10-KSB for the year ended December 31, 2003; (iii) the unaudited consolidated financial statements for the periods ended March 31, June 30 and September 30, 2004, included in the Company’s Forms 10-QSB for each of the periods then ended; (iv) the audited consolidated financial statements for the year ended December 31, 2004, included in the Company’s Form 10-KSB/A for the year ended December 31, 2004; and (v) the unaudited consolidated financial statements for the periods ended March 31, June 30, and September 30, 2005, included in the Company’s Forms 10-Q for the periods then ended.

Management reached such conclusions following its evaluation of the SEC staff’s comments and consultations with its former independent auditor, Aronson & Company, and current independent auditor, Goodman & Company, for the following reasons.  Based upon management’s evaluation of the SEC staff’s comments, the Company has concluded that, in view of certain rights granted in connection with certain shares of the Company’s stock, that certain balances should be reclassified out of permanent equity on the Company’s balance sheet and such reclassification will require a restatement of the Company’s audited consolidated financial statements for the years ended December 31, 2003, and 2004, and its unaudited financial statements for the periods ended March 31, June 30, and September 30, 2004, and the periods ended March 31, June 30, and September 30, 2005. Management is also considering how to classify and measure in its financial statements certain issuances of warrants and convertible debt. Additionally, management is reviewing and re-evaluating its accounting treatment related to the assets and goodwill acquired in connection with the acquisition of Wise Systems Ltd.  Furthermore, the Company expects to make certain other corrections to its financial statements, including: (a) amend footnote 2 to its financial statements for the year ended December 31, 2004, to expand the explanation of its accounting for stock compensation to non-employees, and (b) reclassify certain stock compensation expenses on the Company’s income statements for the years ended December 31, 2003 and 2004, and subsequent interim periods ended March 31, June 30, and September 30, 2005. The Company is still determining the effects of these changes on the Company’s balance sheets and income statements for the above periods.  The Company expects to file the applicable restated financial statements as soon as practicable.  The Company’s Audit Committee has discussed these matters with the Company’s current auditors.

Management and the Audit Committee of the Company are evaluating the impact of the restatements of the previously issued financial statements on its assessments of the effectiveness of its internal control over financial reporting as of the applicable periods and such assessment will be included in the amendments to the foregoing filings.

A copy of this Form 8-K was provided to the Company’s former auditor, Aronson & Company, and the Company’s current auditors Goodman & Company, prior to its filing with the SEC.

Item 8.01

Other Events

Guardian Technologies International, Inc. (the “Company”), has determined to reschedule the special meeting of stockholders scheduled for February 23, 2006.  The Company has determined to reschedule the special meeting in view of management’s determination that the Company’s audited and unaudited financial statements for the periods set forth under Item 4.02 above require restatement. The Company will provide notice to stockholders of the date of the rescheduled meeting in due course.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: February 24, 2006	By: /s/ Michael W. Trudnak Chief Executive Officer

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